PHOENIX INVESTMENT PARTNERS

                          ANNUAL REPORT

                                       DECEMBER 31, 2000


       OAKHURST

                                       > Phoenix-Oakhurst
                                         Strategic Allocation
                                         Fund








[LOGO] PHOENIX
       INVESTMENT PARTNERS

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:
[PHOTO OF PHILIP R. MCLOUGHLIN]

  We are pleased to provide this annual report for the 12 months ended December 31, 2000. On the following pages, your Fund's portfolio management team reviews market events over the past year and their investment strategy. We hope you find their comments informative. If you have any questions, please call your financial advisor or contact us at 1-800-243-1574 or www.phoenixinvestments.com.

  "Past performance is no guarantee of future results." Every investor is familiar with this reminder that no one can predict accurately what your future investment return will be based on past performance results. As we've seen this year, financial markets can be quite changeable, revolving around investor perceptions as much as hard facts. During the past 12 months, we have witnessed unprecedented volatility and two distinctly different moods in the equity market. It was indeed the best of times and worst of times.

  In uncertain times, establishing a long-term investment plan with the help of a trusted advisor is a crucial step in achieving your personal financial goals. Another critical ingredient to investor success is developing realistic expectations about your investments and about market performance.

  Our role is to help you build and preserve your capital over time. Your role is to adopt an investing discipline and maintain a long-term market perspective. Rely on your financial advisor to provide the insight and wisdom to keep you on track.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

DECEMBER 31, 2000

             Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: Phoenix-Oakhurst Strategic Allocation Fund is appropriate for investors seeking long-term capital appreciation, current income, and conservation of capital from a balanced portfolio of stocks, bonds, and cash equivalents. Investors should note that the Fund may hold foreign bonds, and foreign investments pose additional risk, such as currency fluctuation, less public disclosure, and political and economic uncertainty.

Q: CAN YOU PROVIDE A BRIEF OVERVIEW OF THE EQUITY MARKETS OVER THE LAST
12 MONTHS?

A: From December 31, 1999 to December 31, 2000, the market represented by the large-cap S&P 500 Index(1) returned a total of -9.19%. During the past 12 months, we have witnessed unprecedented volatility and two distinctly different moods in the equity market. It was indeed the best of times and worst of times. It was a tale of two markets. The peak in the S&P 500 during this period was reached on March 24. From December 31, 1999 to March 24, 2000, the S&P returned 4.25%. However, the S&P's total return was -12.81% from March 24 through December 31, 2000.

    During the first period, investors were enthusiastic about the prospect of the economy. Technology stocks were especially favored during this time. It was thought that the advance of Internet technology would unleash great gains in productivity. Hence, spending on Internet enabling technologies would grow at elevated levels for extended periods. During the second period, investors increasingly came to the realization that the economy would slow as the Federal Reserve embarked on a series of interest rate hikes. As a result, technology stocks began to correct from very high valuation levels.

    Performance leaders were also quite distinct for the above mentioned two periods. Technology was the singular focus of investors before mid-March. Companies involved in telecommunication equipment, Internet software and semiconductors were bid up to extremely high levels. From December 31, 1999 to March 10, 2000, the Nasdaq(2), which is heavily populated by technology issues, was up 24.10%. However, from March 10 through December 31, 2000, the Nasdaq has corrected 50.99%. As technology stocks were falling, investors sought other areas of relative earnings stability. Since March, health-care stocks performed extremely well. Drug stocks continue to deliver stable earnings growth. HMOs were able to raise prices above their cost inflation. With surging oil prices and shortage of electrical generating capacity, oil companies and utility stocks performed strongly.

Q: WHAT WAS THE BOND MARKET LIKE DURING THIS PERIOD?

A: Historically, higher-yielding sectors are the best performers, as was the case in 1975 through 1997 and again in 1999. However, a shortage of 30-year Treasuries due to the government "buy-back" program fueled a rally in Treasuries in 2000. Most non-Treasury sectors have underperformed this year.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?

A: The Phoenix-Oakhurst Strategic Allocation Fund Class A shares returned -0.41% and Class B shares returned -1.21% for the year ended December 31, 2000 compared with a return of -0.50% for a

(1) THE S&P 500 INDEX MEASURES STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE NASDAQ MEASURES TECHNOLOGY-ORIENTED STOCK TOTAL-RETURN PERFORMANCE.

benchmark index(3). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

    The equity portion of the Fund performed quite well during the past
12 months. With good diversification and stock picking, returns were steady relative to the S&P all year. During the first period before March, equity performance lagged the S&P slightly as the managers believed technology stocks were overvalued and hence the Fund was underrepresented in such issues. As technology stocks began to correct post March, our overweighting in health care and energy stocks allowed the Fund to outperform the S&P 500.

    The fixed-income portion of the portfolio was affected by the strong performance of Treasury issues. As they have over the past 12 months, Treasuries outperformed all other sectors of the market as investors continue to reward the characteristics of liquidity and quality.

    Weakness in the Nasdaq during the second part of the reporting period put the domestic high-yield sector under extra pressure. The ongoing need for capital was a concern as access to capital declined with the weaker equity markets. Historically, valuations are very favorable, just waiting for a market catalyst. We believe issue selection remains critical, and our strategy is to continue to overweight higher quality names and remain well diversified by industry.

    For example, our emphasis on "tier-one" high-yield issues contributed positively to the Fund's performance as high quality high-yield securities performed significantly better than the sector as a whole. Our large weighting in high quality taxable municipals with favorable call characteristics benefited performance as well.

Q: WHAT IS YOUR OUTLOOK?

A: Our outlook for the equity markets has become increasingly positive. As the economy slows, corporate profit is inevitably slowing. We are seeing more earnings disappoint today than in the past 12 months. However, stock valuation in selected areas has become attractive, which provides a more fertile ground for stock-picking. In addition, the Federal Reserve has recognized the potential for economic recession and has begun lowering the Fed funds rate aggressively. Lower rates tend to support a higher valuation for stocks and provide hope for the market that economic and corporate earnings growth will be stronger in future periods.

    We view the environment as favorable for fixed-income investors with a long-term investment horizon. Our positive outlook for fixed-income as an asset class, particularly in the non-Treasury sectors, is driven by a combination of attractive valuations and improving fundamentals. On the fundamental side, the bond market should continue to benefit from a slowing domestic economy, less restrictive Federal Reserve policy and moderating core inflation. Credit spreads are very wide by historical measures, and non-Treasury sectors offer good value relative to long-term averages. We will continue to focus our research efforts on identifying undervalued high quality credits and maintain a well-diversified portfolio.

                                                                JANUARY 12, 2001

(3) THE BENCHMARK INDEX IS MADE UP OF 55% OF THE S&P 500 INDEX, 35% OF THE LEHMAN BROTHERS AGGREGATE INDEX AND 10% OF THE SALOMON BROTHERS 90-DAY T-BILL. THE LEHMAN BROTHERS AGGREGATE INDEX MEASURES BROAD BOND MARKET TOTAL-RETURN PERFORMANCE. THE SALOMON BROTHERS 90-DAY T-BILL MEASURES MONEY MARKET TOTAL-RETURN PERFORMANCE.
THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Phoenix-Oakhurst Strategic Allocation Fund

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/00

                                                            INCEPTION    INCEPTION
                                1 YEAR  5 YEARS  10 YEARS  TO 12/31/00      DATE
                                ------  -------  --------  -----------  ------------
Class A Shares at NAV(2)        (0.41)%  11.80%    12.21%         --            --
Class A Shares at POP(3)        (6.14)   10.48     11.55          --            --
Class B Shares at NAV(2)        (1.21)   10.95        --       11.57%     10/24/94
Class B Shares with CDSC(4)     (4.64)   10.95        --       11.57      10/24/94
Lipper Analytical Services
  Flexible Portfolio Index(6)   (0.64)   11.40     12.05       12.63      10/31/94
Balanced Benchmark(7)           (0.50)   13.12     13.02       14.73      10/31/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period.
(5) This chart illustrates POP returns on Class A shares for ten years. Returns on Class B shares will vary due to differing sales charges.
(6) The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category; the 5 and 10 year returns are derived from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.
(7) The Balanced Benchmark is a composite index made up of 55% of the S&P 500 Index return, 35% of the Lehman Brothers Aggregate Bond Index return and 10% of the 90-day Treasury Bill return. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            PHOENIX-OAKHURST STRATEGIC ALLOCATION  LIPPER ANALYTICAL SERVICES
                       FUND CLASS A(5)             FLEXIBLE PORTFOLIO INDEX(6)  BALANCED BENCHMARK(7)
12/31/1990                                 $9,425                      $10,000                $10,000
12/31/1991                                $12,123                      $12,695                $12,297
12/31/1992                                $13,374                      $13,415                $13,186
12/31/1993                                $14,777                      $15,123                $14,406
12/31/1994                                $14,444                      $14,719                $14,433
12/31/1995                                $17,078                      $18,191                $18,363
12/31/1996                                $18,578                      $20,756                $20,996
12/31/1997                                $22,420                      $24,544                $25,604
12/31/1998                                $26,990                      $28,598                $30,640
12/31/1999                                $29,951                      $31,407                $34,180
12/31/2000                                $29,828                      $31,206                $34,009

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 12/31/90 in Class A shares and reflects the maximum sales charge of 5.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/00
As a percentage of equity holdings
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Financials          23%
Technology          18%
Health-Care         14%
Consumer Staples    13%
Capital Goods       12%
Energy               9%
Consumer Cyclicals   6%
Other                5%

Phoenix-Oakhurst Strategic Allocation Fund

 TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2000 (AS A PERCENTAGE OF TOTAL NET
                                    ASSETS)

    1.  General Electric Co.                                           2.7%
        CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER
    2.  Tyco International Ltd.                                        2.3%
        DIVERSIFIED MANUFACTURING AND SERVICE COMPANY
    3.  Citigroup, Inc.                                                2.2%
        DIVERSIFIED FINANCIAL SERVICES COMPANY
    4.  Pfizer, Inc.                                                   1.8%
        HEALTH-CARE AND CONSUMER PRODUCTS PRODUCER
    5.  American International Group, Inc.                             1.6%
        INTERNATIONAL INSURANCE HOLDING COMPANY
    6.  PepsiCo, Inc.                                                  1.6%
        SOFT DRINK AND SNACK FOOD DISTRIBUTOR
    7.  Microsoft Corp.                                                1.6%
        DEVELOPER OF SOFTWARE FOR MICROCOMPUTERS
    8.  Morgan Stanley Dean Witter & Co.                               1.5%
        FINANCIAL SERVICES PROVIDER
    9.  Cardinal Health, Inc.                                          1.5%
        WHOLESALE DISTRIBUTOR OF HEALTH-CARE AND DRUG PRODUCTS
   10.  Cisco Systems, Inc.                                            1.3%
        MANUFACTURER OF COMPUTER NETWORK PRODUCTS

                        INVESTMENTS AT DECEMBER 31, 2000

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------
U.S. GOVERNMENT SECURITIES--10.4%

U.S. TREASURY BONDS--4.1%
U.S. Treasury Bonds 6.125%,
8/15/29.......................      AAA       $ 7,000  $  7,623,434
U.S. Treasury Bonds 6.25%,
5/15/30.......................      AAA         3,250     3,628,319
                                                       ------------
                                                         11,251,753
                                                       ------------
U.S. TREASURY NOTES--6.3%
U.S. Treasury Notes 5%,
2/28/01.......................      AAA         5,000     4,994,095
U.S. Treasury Notes 6.25%,
6/30/02.......................      AAA            30        30,398
U.S. Treasury Notes 5.75%,
4/30/03.......................      AAA         1,250     1,266,137
U.S. Treasury Notes 5.25%,
8/15/03.......................      AAA           903       905,273
U.S. Treasury Notes 4.25%,
11/15/03......................      AAA         6,000     5,856,480
U.S. Treasury Notes 4.75%,
2/15/04.......................      AAA           700       691,874
U.S. Treasury Notes 5.625%,
5/15/08.......................      AAA         1,100     1,129,888
U.S. Treasury Notes 6%,
8/15/09.......................      AAA           150       158,323
U.S. Treasury Notes 5.75%,
8/15/10.......................      AAA         2,180     2,284,740
                                                       ------------
                                                         17,317,208
                                                       ------------
-------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $27,871,571)                            28,568,961
-------------------------------------------------------------------

AGENCY MORTGAGE-BACKED SECURITIES--0.2%

GNMA 6.50%, 6/15/28...........      AAA           497       492,123
-------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $496,015)                                  492,123
-------------------------------------------------------------------
                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------

AGENCY NON MORTGAGE-BACKED
SECURITIES--2.8%

Fannie Mae 7%, 7/15/05........      AAA       $ 2,000  $  2,098,954
Fannie Mae 6.625%, 9/15/09....      AAA         5,390     5,603,040
-------------------------------------------------------------------
TOTAL AGENCY NON MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $7,417,371)                              7,701,994
-------------------------------------------------------------------

MUNICIPAL BONDS--4.2%

CALIFORNIA--1.1%
Kern County Pension Obligation
Revenue Taxable 7.26%,
8/15/14.......................      AAA           450       468,648

Long Beach Pension Obligation
Taxable 6.87%, 9/1/06.........      AAA           905       932,078

San Bernardino County Pension
Obligation Revenue Taxable
6.87%, 8/1/08.................      AAA           455       468,163

Ventura County Pension
Obligation Taxable 6.54%,
11/1/05.......................      AAA         1,100     1,116,643
                                                       ------------
                                                          2,985,532
                                                       ------------

FLORIDA--2.3%
Miami Beach Special Obligation
Revenue Taxable 8.60%,
9/1/21........................      AAA         3,600     3,862,368

                       See Notes to Financial Statements                       5

Phoenix-Oakhurst Strategic Allocation Fund

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------
FLORIDA--CONTINUED
Tampa Solid Waste System
Revenue Taxable Series A
6.23%, 10/1/05................      AAA       $ 1,800  $  1,787,166

University of Miami
Exchangeable Revenue Taxable
Series A 7.65%, 4/1/20(e).....      AAA           595       603,627
                                                       ------------
                                                          6,253,161
                                                       ------------

NEW YORK--0.4%
New York State Dormitory
Authority Revenue Taxable
6.90%, 4/1/03.................      AA-           600       607,212

New York State Environmental
Facilities Corp. Revenue
Taxable 6.70%, 3/15/08........      AAA           600       610,752
                                                       ------------
                                                          1,217,964
                                                       ------------

PENNSYLVANIA--0.4%
Philadelphia Authority For
Industrial Development Pension
Funding Retirement Systems
Revenue Taxable Series A
5.79%, 4/15/09................      AAA         1,175     1,124,957
-------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $11,670,077)                            11,581,614
-------------------------------------------------------------------

ASSET-BACKED SECURITIES--3.6%
AESOP Funding II LLC 97-1A, A2
6.40%, 10/20/03...............      AAA         1,600     1,611,218
AESOP Funding II LLC 98-1, A
6.14%, 5/20/06................      AAA         1,000       998,200

Advanta Mortgage Loan Trust
00-2, A3 7.76%, 5/25/18.......      AAA           875       900,156

Capita Equipment Receivables
Trust 97-1, B 6.45%,
8/15/02.......................       A+           600       600,000

Capital Auto Receivables Asset
Trust 00-2, A2 6.51%,
4/15/03.......................      AAA         2,000     2,009,844

Ford Credit Auto Owner Trust
99-B, A4 5.80%, 6/15/02.......      AAA           500       499,258

Green Tree Financial Corp.
96-2, M1 7.60%, 4/15/27.......      AA-         1,150     1,155,479
                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------

Honda Auto Lease Trust 99-A,
A5 6.65%, 7/15/05.............      AAA       $ 1,500  $  1,509,857

Premier Auto Trust 98-3, B
6.14%, 9/8/04.................       A+           500       500,429
-------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $9,707,069)                              9,784,441
-------------------------------------------------------------------

CORPORATE BONDS--2.2%

AIRLINES--0.2%
Northwest Airlines Corp.
Series 2000-1 Class G 8.072%,
4/1/21........................      AAA           600       652,800

BROADCASTING (TELEVISION, RADIO & CABLE)--0.1%
Charter Communications
Holdings LLC 8.625%, 4/1/09...       B+           250       228,125

BUILDING MATERIALS--0.1%
Nortek, Inc. 9.875%, 3/1/04...       B-           400       375,000

COMPUTERS (SOFTWARE & SERVICES)--0.1%
Computer Associates
International, Inc. Series B
6.375%, 4/15/05...............      BBB+          435       402,154

ENTERTAINMENT--0.2%
Capitol Records, Inc. 144A
8.375%, 8/15/09(d)............      BBB+          600       642,381

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--0.2%
MGM Mirage, Inc. 9.75%,
6/1/07........................      BB+           100       104,875
Station Casinos, Inc. 9.875%,
7/1/10........................       B+           350       359,625
                                                       ------------
                                                            464,500
                                                       ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.2%
Boston Scientific Corp.
6.625%, 3/15/05...............      BBB           515       468,818

HEALTH CARE (SPECIALIZED SERVICES)--0.1%
HEALTHSOUTH Corp. 144A 10.75%,
10/1/08(d)....................      BB+           250       260,625

INSURANCE (MULTI-LINE)--0.1%
Willis Corroon Corp. 9%,
2/1/09........................       B+           210       187,950

OIL & GAS (EXPLORATION & PRODUCTION)--0.1%
Triton Energy Ltd. 8.875%,
10/1/07.......................      BB-           250       254,062

PAPER & FOREST PRODUCTS--0.1%
Buckeye Technologies, Inc.
8.50%, 12/15/05...............      BB-           250       237,812

6                      See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------
RETAIL (FOOD CHAINS)--0.2%
Kroger Co. 7.45%, 3/1/08......      BBB-      $   525  $    539,022

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
Level 3 Communications, Inc.
9.125%, 5/1/08................       B            350       284,375

Nextlink Communications, Inc.
10.75%, 11/15/08..............       B            590       489,700
                                                       ------------
                                                            774,075
                                                       ------------

TEXTILES (APPAREL)--0.1%
Collins & Aikman Products Co.
11.50%, 4/15/06...............       B            400       308,000

TRUCKS & PARTS--0.1%
Cummins Engine, Inc. 6.45%,
3/1/05........................      BBB+          240       213,308
-------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $6,344,221)                              6,008,632
-------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--8.5%

CS First Boston Mortgage
Securities Corp. 97-C2, A3
6.55%, 11/17/07...............      AAA         2,750     2,771,720

Countrywide Home Loans 00-9,
A4 7.50%, 1/25/31.............     AAA(c)       2,400     2,439,168

DLJ Commercial Mortgage Corp.
99-CG1, A1B 6.46%, 1/10/09....     Aaa(c)       2,000     2,000,000

DLJ Commercial Mortgage Corp.
98-CF2, A1B 6.24%, 11/12/31...     Aaa(c)       2,550     2,518,125

First Union - Lehman Brothers
Commercial Mortgage 97-C1, B
7.43%, 4/18/07................     Aa(c)          600       623,872

First Union Commercial
Mortgage Trust 99-C1, A2
6.07%, 10/15/08...............      AAA         2,000     1,962,969

Fleet Credit Card Master Trust
II, 2000-C, A 7.02%,
2/15/08.......................      AAA         1,500     1,559,750

G.E. Capital Mortgage
Services, Inc. 96-8, 1M 7.25%,
5/25/26.......................       AA           236       233,676
                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------

LB Commercial Conduit Mortgage
Trust 98-C4, A1B 6.21%,
10/15/08......................      AAA       $ 2,000  $  1,978,946

Lehman Large Loan 97-LLI, B
6.95%, 3/12/07................      AA+           725       739,590

Nationslink Funding Corp.
96-1, B 7.69%, 12/20/05.......       AA           325       338,571

Prudential Home Mortgage
Securities 94-A 3B3, 6.799%,
4/28/24.......................     AA-(c)       1,579     1,560,311

Residential Funding Mortgage
Securities I 96-S1, A11 7.10%,
1/25/26.......................      AAA         1,500     1,495,547

Residential Funding Mortgage
Securities I 96-S4, M1 7.25%,
2/25/26.......................      AA+           470       467,447

Washington Mutual Bank 99-WM3
2A5 7.5%, 11/19/29............     Aaa(c)       2,400     2,448,267
-------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $22,759,262)                            23,137,959
-------------------------------------------------------------------

FOREIGN GOVERNMENT SECURITIES--5.7%

BRAZIL--0.3%
Republic of Brazil C Bond 8%,
4/15/14.......................      BB-           924       715,469

BULGARIA--0.9%
Republic of Bulgaria FLIRB
Series A 3%, 7/28/12(e).......       B+         1,380     1,028,100

Republic of Bulgaria IAB
7.75%, 7/28/11(e).............       B+           750       566,250

Republic of Bulgaria IAB PDI
7.75%, 7/28/11(e).............       B+         1,265       955,075
                                                       ------------
                                                          2,549,425
                                                       ------------

CHILE--0.4%
Republic of Chile 6.875%,
4/28/09.......................       A-         1,200     1,167,722

COSTA RICA--0.4%
Republic of Costa Rica 144A
9.335%, 5/15/09(d)............       BB         1,190     1,210,825

CROATIA--0.4%
Croatia Series A 7.75%,
7/31/10(e)....................      BBB-          595       559,727

                       See Notes to Financial Statements                       7

Phoenix-Oakhurst Strategic Allocation Fund

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------
CROATIA--CONTINUED
Croatia Series B 7.75%,
7/31/06(e)....................      BBB-      $   500  $    479,611
                                                       ------------
                                                          1,039,338
                                                       ------------
EL SALVADOR--0.5%
Republic of El Salvador 144A
9.50%, 8/15/06(d).............      BB+         1,300     1,371,500
PANAMA--0.5%
Republic of Panama 8.875%,
9/30/27.......................      BB+         1,750     1,496,250

PHILIPPINES--0.8%
Republic of Philippines
9.875%, 1/15/19...............      BB+         2,570     2,068,850

POLAND--1.2%
Poland Bearer PDI 6%,
10/27/14(e)...................      BBB+        3,260     3,137,750

SOUTH KOREA--0.3%
Republic of Korea 8.875%,
4/15/08.......................      BBB           725       785,266
-------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $15,175,070)                            15,542,395
-------------------------------------------------------------------

FOREIGN CORPORATE BONDS--2.8%
CAYMAN ISLANDS--1.4%
Pemex Finance Ltd. 7.33%,
5/15/12.......................      AAA           750       776,985
Pemex Finance Ltd. 9.03%,
2/15/11.......................      BBB+        3,000     3,210,900
                                                       ------------
                                                          3,987,885
                                                       ------------

CHILE--0.2%
Compania Sud Americana de
Vapores SA RegS 7.375%,
12/8/03.......................      BBB           200       199,180
Petropower I Funding Trust
144A 7.36%, 2/15/14(d)........      BBB           455       408,673
                                                       ------------
                                                            607,853
                                                       ------------

LUXEMBOURG--0.3%
Tyco International Group SA
6.375%, 6/15/05...............       A-           750       745,554

MEXICO--0.3%
Grupo Iusacell SA de CV
14.25%, 12/1/06...............       B+           750       742,500

NETHERLANDS--0.6%
Deutsche Telekom International
Finance BV 8%, 6/15/10........       A-           630       642,159
                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------
NETHERLANDS--CONTINUED

HSBC Capital Funding LP 144A
9.547%, 12/29/49(d)(e)........       A-       $   850  $    934,426
                                                       ------------
                                                          1,576,585
                                                       ------------
-------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $7,478,780)                              7,660,377
-------------------------------------------------------------------

                                              SHARES
                                              -------
COMMON STOCKS--54.7%

AEROSPACE/DEFENSE--1.1%
General Dynamics Corp...................       26,700     2,082,600
Northrop Grumman Corp...................        9,900       821,700
                                                       ------------
                                                          2,904,300
                                                       ------------

BANKS (MAJOR REGIONAL)--2.4%
FleetBoston Financial Corp..............       86,600     3,252,912
Wells Fargo & Co........................       59,800     3,330,112
                                                       ------------
                                                          6,583,024
                                                       ------------

BANKS (MONEY CENTER)--1.1%
Bank of America Corp....................       67,300     3,087,387

BROADCASTING (TELEVISION, RADIO & CABLE)--1.3%
AT&T Corp.- Liberty Media Corp.
Class A(b)..............................       66,200       897,837
Clear Channel Communications, Inc.(b)...       52,934     2,563,991
                                                       ------------
                                                          3,461,828
                                                       ------------

CHEMICALS--0.5%
Du Pont (E.I.) de Nemours & Co..........       27,600     1,333,425

CHEMICALS (SPECIALTY)--0.2%
Ecolab, Inc.............................       12,800       552,800

COMMUNICATIONS EQUIPMENT--0.6%
ADTRAN, Inc.(b).........................       29,300       622,625
Harris Corp.............................       30,600       937,125
                                                       ------------
                                                          1,559,750
                                                       ------------

COMPUTERS (HARDWARE)--1.4%
Compaq Computer Corp....................       87,600     1,318,380

8                      See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                              SHARES      VALUE
                                              -------  ------------
COMPUTERS (HARDWARE)--CONTINUED
International Business Machines Corp....       30,100  $  2,558,500
                                                       ------------
                                                          3,876,880
                                                       ------------
COMPUTERS (NETWORKING)--1.3%
Cisco Systems, Inc.(b)..................       92,100     3,522,825

COMPUTERS (SOFTWARE & SERVICES)--2.7%
Affiliated Computer Services, Inc.(b)...       16,100       977,069
America Online, Inc.(b).................       41,700     1,451,160
American Management Systems, Inc.(b)....       38,700       766,744
Microsoft Corp.(b)......................       97,800     4,242,075
                                                       ------------
                                                          7,437,048
                                                       ------------
DISTRIBUTORS (FOOD & HEALTH)--1.5%
Cardinal Health, Inc....................       40,400     4,024,850
ELECTRIC COMPANIES--0.6%
Duke Energy Corp........................       18,700     1,594,175

ELECTRICAL EQUIPMENT--2.7%
General Electric Co.....................      155,700     7,463,869
ELECTRONICS (INSTRUMENTATION)--0.6%
Waters Corp.(b).........................       20,600     1,720,100

ELECTRONICS (SEMICONDUCTORS)--0.5%
Intel Corp..............................       28,500       856,781
Micron Technology, Inc.(b)..............       18,400       653,200
                                                       ------------
                                                          1,509,981
                                                       ------------

ENTERTAINMENT--0.8%
Viacom, Inc. Class B(b).................       46,872     2,191,266
FINANCIAL (DIVERSIFIED)--5.5%
American Express Co.....................       17,100       939,431
CIT Group, Inc. (The) Class A...........       45,000       905,625
Citigroup, Inc..........................      118,200     6,035,587
Freddie Mac.............................       40,800     2,810,100
Morgan Stanley Dean Witter & Co.........       53,400     4,231,950
                                                       ------------
                                                         14,922,693
                                                       ------------

FOODS--2.3%
Dean Foods Co...........................       17,000       521,687
PepsiCo., Inc...........................       90,000     4,460,625
Ralston Purina Group....................       30,700       802,037
Suiza Foods Corp.(b)....................       11,000       528,000
                                                       ------------
                                                          6,312,349
                                                       ------------

                                              SHARES      VALUE
                                              -------  ------------

HEALTH CARE (DIVERSIFIED)--1.9%
Abbott Laboratories.....................       48,800  $  2,363,750
Bristol-Myers Squibb Co.................       39,700     2,935,319
                                                       ------------
                                                          5,299,069
                                                       ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.7%
Pfizer, Inc.............................      106,700     4,908,200
QLT, Inc.(b)............................        8,100       226,800
Schering-Plough Corp....................       38,600     2,190,550
                                                       ------------
                                                          7,325,550
                                                       ------------

HEALTH CARE (GENERIC AND OTHER)--1.1%
Alpharma, Inc. Class A..................       19,600       859,950
King Pharmaceuticals, Inc.(b)...........       40,200     2,077,837
                                                       ------------
                                                          2,937,787
                                                       ------------

HEALTH CARE (HOSPITAL MANAGEMENT)--0.8%
HCA-The Healthcare Co...................       30,500     1,342,305
Health Management Associates, Inc. Class
A(b)....................................       43,200       896,400
                                                       ------------
                                                          2,238,705
                                                       ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.9%
Bard (C.R.), Inc........................       38,100     1,774,031
Beckman Coulter, Inc....................       15,600       654,225
                                                       ------------
                                                          2,428,256
                                                       ------------

HOUSEHOLD PRODUCTS (NON-DURABLE)--0.7%
Clorox Co. (The)........................       20,700       734,850
Kimberly-Clark Corp.....................       17,500     1,237,075
                                                       ------------
                                                          1,971,925
                                                       ------------

INSURANCE (MULTI-LINE)--1.6%
American International Group, Inc.......       45,600     4,494,450

MANUFACTURING (DIVERSIFIED)--2.3%
Tyco International Ltd..................      111,600     6,193,800

OFFICE EQUIPMENT & SUPPLIES--0.3%
Miller (Herman), Inc....................       27,300       784,875

OIL & GAS (DRILLING & EQUIPMENT)--2.0%
Baker Hughes, Inc.......................       24,700     1,026,594
Diamond Offshore Drilling, Inc..........       17,500       700,000
Halliburton Co..........................       18,700       677,875
Schlumberger Ltd........................       11,400       911,287
Tidewater, Inc..........................       28,100     1,246,938

                       See Notes to Financial Statements                       9

Phoenix-Oakhurst Strategic Allocation Fund

                                              SHARES      VALUE
                                              -------  ------------
OIL & GAS (DRILLING & EQUIPMENT)--CONTINUED
Transocean Sedco Forex, Inc.............       18,500  $    851,000
                                                       ------------
                                                          5,413,694
                                                       ------------
OIL & GAS (EXPLORATION & PRODUCTION)--0.8%
Anadarko Petroleum Corp.................       17,200     1,222,576
Unocal Corp.............................       28,400     1,098,725
                                                       ------------
                                                          2,321,301
                                                       ------------

OIL (DOMESTIC INTEGRATED)--0.6%
Conoco, Inc. Class A....................       58,700     1,680,288
OIL (INTERNATIONAL INTEGRATED)--1.6%
Chevron Corp............................       28,200     2,381,138
Exxon Mobil Corp........................       21,800     1,895,238
                                                       ------------
                                                          4,276,376
                                                       ------------

PAPER & FOREST PRODUCTS--0.3%
International Paper Co..................       20,500       836,656

RETAIL (COMPUTERS & ELECTRONICS)--0.8%
Tech Data Corp.(b)......................       83,000     2,244,891

RETAIL (FOOD CHAINS)--0.6%
Safeway, Inc.(b)........................       26,400     1,650,000

RETAIL (GENERAL MERCHANDISE)--1.2%
Wal-Mart Stores, Inc....................       62,300     3,309,688

SAVINGS & LOAN COMPANIES--1.1%
Golden State Bancorp, Inc...............       12,400       389,825
Washington Mutual, Inc..................       49,300     2,615,981
                                                       ------------
                                                          3,005,806
                                                       ------------
SERVICES (COMMERCIAL & CONSUMER)--1.2%
Cendant Corp.(b)........................      215,800     2,077,075
Viad Corp...............................       47,800     1,099,400
                                                       ------------
                                                          3,176,475
                                                       ------------

SERVICES (COMPUTER SYSTEMS)--1.8%
Computer Sciences Corp.(b)..............       33,700     2,026,213
Electronic Data Systems Corp............       51,300     2,962,575
                                                       ------------
                                                          4,988,788
                                                       ------------

                                              SHARES      VALUE
                                              -------  ------------

SERVICES (DATA PROCESSING)--1.5%
Ceridian Corp.(b).......................       41,500  $    827,406
CheckFree Corp.(b)......................       24,700     1,049,750
Fiserv, Inc.(b).........................       46,100     2,186,869
                                                       ------------
                                                          4,064,025
                                                       ------------

TELECOMMUNICATIONS (LONG DISTANCE)--0.3%
WorldCom, Inc.(b).......................       50,200       705,938

TELEPHONE--1.5%
SBC Communications, Inc.................       59,200     2,826,800
Verizon Communications, Inc.............       23,800     1,192,975
                                                       ------------
                                                          4,019,775
                                                       ------------
-------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $122,380,192)                          149,426,668
-------------------------------------------------------------------

FOREIGN COMMON STOCKS--1.0%

ELECTRICAL EQUIPMENT--0.3%
SONY Corp. ADR (Japan)..................       12,600       878,850

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.4%
Elan Corp. PLC ADR (Ireland)(b).........       24,100     1,128,182

OIL & GAS (DRILLING & EQUIPMENT)--0.3%
Petroleum Geo-Services ASA ADR
(Norway)(b).............................       55,300       736,181
-------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $2,940,233)                              2,743,213
-------------------------------------------------------------------

UNIT INVESTMENT TRUSTS--1.3%
S&P 500 Depository Receipts.............       26,400     3,463,351
-------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $3,468,207)                              3,463,351
-------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--97.4%
(IDENTIFIED COST $237,708,068)                          266,111,728
-------------------------------------------------------------------

10                     See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                                  STANDARD
                                  & POOR'S      PAR
                                   RATING      VALUE
                                (Unaudited)    (000)      VALUE
                                ------------  -------  ------------
SHORT-TERM OBLIGATIONS--2.2%

COMMERCIAL PAPER--2.2%
Koch Industries, Inc. 6.45%,
1/2/01........................      A-1+      $ 2,730  $  2,729,511
Kellogg Co. 6.57%. 1/5/01.....      A-2         1,250     1,249,087

Associates Corporation of
North America 6.65%,
1/10/01.......................      A-1           180       179,701

SBC Communications, Inc.
6.50%, 1/25/01................      A-1+        2,000     1,991,333
-------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $6,149,632)                              6,149,632
-------------------------------------------------------------------

TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $243,857,700)                        272,261,360(a)
Other assets and liabilities, net--0.4%                 1,141,524
                                                     ------------
NET ASSETS--100.0%                                   $273,402,884
                                                     ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $40,802,147 and gross depreciation of $12,695,931 for federal income tax purposes. At December 31, 2000, the aggregate cost of securities for federal income tax purpose was $244,155,144.
(b)  Non-income producing.
(c)  As rated by Moodys, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to a value of $4,828,430 or 1.8% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements                      11

Phoenix-Oakhurst Strategic Allocation Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2000

ASSETS
Investment securities at value,
  including $5,647,978 of securities on loan
  (Identified cost $243,857,700)                              $  272,261,360
Cash                                                                   2,010
Short-term investments held as collateral for loaned
  securities                                                       5,760,363
Receivables
  Interest and dividends                                           1,765,860
  Fund shares sold                                                    58,836
  Investment securities sold                                             884
Prepaid expenses                                                       1,667
                                                              --------------
    Total assets                                                 279,850,980
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                  5,760,363
  Fund shares repurchased                                            267,041
  Investment advisory fee                                            151,904
  Transfer agent fee                                                  82,319
  Distribution fee                                                    64,785
  Financial agent fee                                                 18,719
  Trustees' fee                                                        8,992
Accrued expenses                                                      93,973
                                                              --------------
    Total liabilities                                              6,448,096
                                                              --------------
NET ASSETS                                                    $  273,402,884
                                                              ==============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  246,999,640
Undistributed net investment income                                  864,796
Accumulated net realized loss                                     (2,865,212)
Net unrealized appreciation                                       28,403,660
                                                              --------------
NET ASSETS                                                    $  273,402,884
                                                              ==============
CLASS A
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $263,509,130)               17,444,497
Net asset value per share                                             $15.11
Offering price per share $15.11/(1-5.75%)                             $16.03
CLASS B
Shares of beneficial interest outstanding, no par value,
  unlimited authorization (Net Assets $9,893,754)                    664,818
Net asset value and offering price per share                          $14.88

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME
Interest                                                      $    8,802,882
Dividends                                                          1,383,740
Security lending                                                      35,332
Foreign taxes withheld                                                (3,640)
                                                              --------------
    Total investment income                                       10,218,314
                                                              --------------
EXPENSES
Investment advisory fee                                            1,927,586
Distribution fee, Class A                                            713,799
Distribution fee, Class B                                            110,320
Financial agent fee                                                  247,309
Transfer agent                                                       440,161
Printing                                                             112,974
Custodian                                                             41,386
Professional                                                          35,601
Registration                                                          30,591
Trustees                                                              24,501
Miscellaneous                                                         25,858
                                                              --------------
    Total expenses                                                 3,710,086
    Custodian fees paid indirectly                                    (4,775)
                                                              --------------
    Net expenses                                                   3,705,311
                                                              --------------
NET INVESTMENT INCOME                                              6,513,003
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   27,260,730
Net change in unrealized appreciation (depreciation) on
  investments                                                    (35,257,225)
                                                              --------------
NET LOSS ON INVESTMENTS                                           (7,996,495)
                                                              --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   (1,483,492)
                                                              ==============

12                     See Notes to Financial Statements

Phoenix-Oakhurst Strategic Allocation Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Year Ended    Year Ended
                                            12/31/00      12/31/99
                                          ------------  ------------
FROM OPERATIONS
  Net investment income (loss)            $  6,513,003  $  5,527,275
  Net realized gain (loss)                  27,260,730    17,640,962
  Net change in unrealized appreciation
    (depreciation)                         (35,257,225)    9,726,722
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS               (1,483,492)   32,894,959
                                          ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A            (5,548,761)   (5,970,351)
  Net investment income, Class B              (149,978)     (162,442)
  Net realized gains, Class A              (28,245,807)  (15,905,859)
  Net realized gains, Class B               (1,078,179)     (633,776)
  In excess of net realized gains,
    Class A                                 (2,751,845)           --
  In excess of net realized gains,
    Class B                                   (105,041)           --
                                          ------------  ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS          (37,879,611)  (22,672,428)
                                          ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (178,895
    and 295,140 shares, respectively)        3,089,171     5,133,893
  Net asset value of shares issued from
    reinvestment of distributions
    (2,144,587 and 1,109,473 shares,
    respectively)                           32,215,021    19,126,265
  Cost of shares repurchased (2,371,077
    and 2,635,481 shares, respectively)    (41,020,184)  (45,843,205)
                                          ------------  ------------
Total                                       (5,715,992)  (21,583,047)
                                          ------------  ------------
CLASS B
  Proceeds from sales of shares (46,906
    and 102,439 shares, respectively)          800,285     1,753,996
  Net asset value of shares issued from
    reinvestment of distributions
    (80,621 and 41,804 shares,
    respectively)                            1,191,857       712,883
  Cost of shares repurchased (160,632
    and 138,332 shares, respectively)       (2,753,946)   (2,381,916)
                                          ------------  ------------
Total                                         (761,804)       84,963
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 (6,477,796)  (21,498,084)
                                          ------------  ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (45,840,899)  (11,275,553)
NET ASSETS
  Beginning of period                      319,243,783   330,519,336
                                          ------------  ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $864,796 AND $42,206, RESPECTIVELY]   $273,402,884  $319,243,783
                                          ============  ============

                       See Notes to Financial Statements                      13

Phoenix-Oakhurst Strategic Allocation Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                               CLASS A
                                                  -----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $   17.56     $   17.03     $   15.43     $   15.52     $   15.98
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.40          0.32          0.25          0.30          0.31
  Net realized and unrealized gain (loss)             (0.52)         1.51          2.80          2.81          1.10
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                (0.12)         1.83          3.05          3.11          1.41
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.35)        (0.35)        (0.24)        (0.30)        (0.29)
  Dividends from net realized gains                   (1.80)        (0.95)        (1.21)        (2.90)        (1.58)
  In excess of net realized gains                     (0.18)           --            --            --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (2.33)        (1.30)        (1.45)        (3.20)        (1.87)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (2.45)         0.53          1.60         (0.09)        (0.46)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $   15.11     $   17.56     $   17.03     $   15.43     $   15.52
                                                  =========     =========     =========     =========     =========
Total return(1)                                      (0.41)%        10.97%        20.38%        20.68%         8.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $263,509      $307,130      $318,847      $308,524      $309,678

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                  1.22%(2)       1.20%(3)      1.17%(2)      1.17%         1.21%
  Net investment income                               2.22%          1.75%         1.51%         1.68%         1.78%
Portfolio turnover                                      61%            69%          144%          355%          275%

                                                                               CLASS B
                                                  -----------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------------
                                                       2000          1999          1998          1997          1996
Net asset value, beginning of period              $   17.36     $   16.87     $   15.30     $   15.43     $   15.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                         0.26          0.18          0.12          0.18          0.19
  Net realized and unrealized gain (loss)             (0.51)         1.50          2.78          2.77          1.09
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL FROM INVESTMENT OPERATIONS                (0.25)         1.68          2.90          2.95          1.28
                                                  ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                (0.25)        (0.24)        (0.12)        (0.18)        (0.16)
  Dividends from net realized gains                   (1.80)        (0.95)        (1.21)        (2.90)        (1.58)
  In excess of net realized gains                     (0.18)           --            --            --            --
                                                  ---------     ---------     ---------     ---------     ---------
      TOTAL DISTRIBUTIONS                             (2.23)        (1.19)        (1.33)        (3.08)        (1.74)
                                                  ---------     ---------     ---------     ---------     ---------
Change in net asset value                             (2.48)         0.49          1.57         (0.13)        (0.46)
                                                  ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $   14.88     $   17.36     $   16.87     $   15.30     $   15.43
                                                  =========     =========     =========     =========     =========
Total return(1)                                      (1.21)%        10.14%        19.53%        19.74%         7.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)                $9,894       $12,114       $11,673       $10,931        $9,594

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                  1.97%(2)       1.95%(3)      1.92%(2)      1.92%         1.96%
  Net investment income                               1.48%          1.01%         0.75%         0.92%         1.01%
Portfolio turnover                                      61%            69%          144%          355%          275%

(1)  Maximum sales load is not reflected in total return calculation.
(2) For the years ended December 31, 2000 and 1998, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) For the year ended December 31, 1999, the ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratios would be 1.19% and 1.94% for Class A and Class B, respectively.

14                     See Notes to Financial Statements

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

  Effective September 14, 2000, Phoenix-Oakhurst Strategic Allocation Fund (the "Fund") is organized as a Delaware Business Trust. Prior to that date, the Fund was organized as a Massachusetts corporation, registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to achieve the highest total return consistent with reasonable risk by investing in stocks, bonds and money market instruments. The Fund offers both Class A and Class B shares. Effective April 3, 2000, Class A shares are sold with a front-end sales charge of up to 5.75%. Prior to that date, the maximum sales charge was 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Directors.

  Certain securities held by the fund were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2000, the total value of securities for which prices were provided by principal market makers represented approximately 1% of net assets.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund does not amortize premiums but does amortize discounts using the effective interest method. Realized gains or losses are determined on the identified cost basis.

  In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide will require the Trust to amortize premium and discount on all fixed income securities, and classify gains and losses on mortgage- and asset-backed securities presently included in realized gains and losses, as part of interest income. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting these accounting principles will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of these principles will not be material to the finanical statements.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. OPTIONS:

  The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  The Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2000, the Fund had no options.

G. LOAN AGREEMENTS:

  The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due. At
December 31, 2000, the Fund had no loan agreements.

H. SECURITY LENDING:

  The Fund loans securities to qualified brokers through an agreement with State Street Bank and Trust Company (State Street). Under the terms of the agreement, the Fund receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Fund net of fees charged by State Street for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At December 31, 2000, the Fund had loaned securities with a market value of $5,647,978 and received collateral of $5,760,363.

I. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.65% of the average daily net assets of the Fund for the first $1 billion; 0.60% of such value between $1 billion and $2 billion; and 0.55% of such value in excess of $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $8,904 for Class A shares and deferred sales charges of $17,297 for Class B shares for the year ended December 31, 2000. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000 (CONTINUED)

of the Fund. The Distributor has advised the Fund that of the total amount expensed for the year ended December 31, 2000, $187,806 was retained by the Distributor, $595,172 was paid to unaffiliated participants and $41,141 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended December 31, 2000, financial agent fees were $247,309, of which PEPCO received $38,860. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimums and waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2000 transfer agent fees were $440,161 of which PEPCO retained $180,057 which is net of the fees paid to State Street.

  For the year ended December 31, 2000, the Fund paid PXP Securities Corp., a wholly owned subsidiary of PHL, brokerage commissions of $41,455 in connection with portfolio transactions effected by it.

  At December 31, 2000, PHL and affiliates held 81 Class A shares and 13,366 Class B shares of the Fund with a combined value of $200,110.

3. PURCHASE AND SALE OF SECURITIES

  During the year ended December 31, 2000, purchases and sales of investments, excluding short-term securities and U.S. Government and agency securities, amounted to $159,397,854 and $177,368,200, respectively. Purchases and sales of long-term U.S. Government and agency securities amounted to $14,041,364 and $31,114,951, respectively.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

  High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

5. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis. As of December 31, 2000, the Fund increased undistributed net investment income by $8,326 and decreased accumulated net realized gain by $8,326.

  Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2000, the Fund elected to defer losses in the amount of $2,567,767.

TAX INFORMATION NOTICE (UNAUDITED)
LONG-TERM CAPITAL GAINS

  The Fund hereby designates $30,523,697 as a long-term capital gain dividend.

  For federal income tax purposes 18.8% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction for corporate shareholders.

This report is not authorized for distribution to prospective investors in the Phoenix-Oakhurst Strategic Allocation Fund, unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS LLP LOGO]
To the Board of Trustees and Shareholders of The Phoenix-Oakhurst Strategic Allocation Fund

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Oakhurst Strategic Allocation Fund (hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 9, 2001

RESULTS OF SHAREHOLDER MEETINGS (UNAUDITED)

A special meeting of Shareholders of Phoenix-Oakhurst Strategic Allocation Fund was held on September 14, 2000 to approve the following matter:

    1. Approve an Agreement and Plan of Reorganization which provides for the reorganization of the Fund into a Delaware business trust.

On the record date of September 14, 2000, there were 17,027,170 shares outstanding and 76.75% of the shares outstanding and entitled to vote that were present by proxy.

NUMBER OF VOTES

                                              FOR        AGAINST      ABSTAIN
                                          -----------  -----------  -----------
1. Approve an Agreement and Plan of
  Reorganization which provides for the
  reorganization of the Fund into a
  Delaware business trust.                11,431,270      536,273    1,100,138

PHOENIX-OAKHURST STRATEGIC ALLOCATION FUND
101 Munson Street
Greenfield, Massachusetts 01301

DIRECTORS
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
James D. Wehr, Senior Vice President
Steven L. Colton, Vice President
Robert S. Driessen, Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary and Clerk

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION                     PRSRT STD
56 Prospect Street                                     U.S. Postage
Hartford CT 06115-0480                                     PAID
                                                          Andrew
[LOGO] PHOENIX                                          Associates
       INVESTMENT PARTNERS

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361. Now
you can access your tax forms online
at www.phoenixinvestments.com.






PXP 454 (2/01)